UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

[Missing Graphic Reference]

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 7, 2008

THE READER’S DIGEST ASSOCIATION, INC.
(Exact name of Registrant as Specified in Charter)

Delaware	001-10434	13-1726769
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Reader’s Digest Road Pleasantville, New York 10570
(Address of Principal Executive Offices) (Zip Code)

(914) 238-1000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                Other Events.

On August 7, 2008, The Reader’s Digest Association, Inc. (“RDA”) issued a joint press release with Time Inc. announcing that RDA has entered into a definitive agreement for Time Inc. to acquire QSP, RDA’s school and youth groups fundraising division.  The agreement includes the sale of RDA’s wholly-owned subsidiaries QSP, Inc., a Delaware corporation, Quality Service Programs, Inc., a Canadian corporation, and their respective subsidiaries, for a purchase price of $110 million.  The companies expect to close the transaction shortly after receipt of regulatory approval and the satisfaction of customary closing conditions.

A copy of the press release announcing the transaction is attached as Exhibit 99.1 to this Form 8-K and incorporated into this Item 8.01 by reference (other than information included on or linked from the registrant’s website, referenced in such release, which is not incorporated by reference into this report).

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.                                           Exhibit Title

99.1                                        Press Release dated August 7, 2008

The information contained herein (including the exhibit) and oral statements made from time to time by representatives of RDA (including, but not limited to, statements regarding the consummation of the transaction discussed herein (including the exhibit); statements regarding the expectations of RDA’s operating plans and strategies generally; statements regarding RDA’s expectations of the performance of the fundraising businesses and other lines of business; and future operating results) may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although RDA believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected.  Many of these factors are beyond RDA’s ability to control or predict.  Important factors that may cause actual results to differ materially and could impact the RDA and the statements contained in this report can be found in the RDA’s filings with the Securities and Exchange Commission.  For forward-looking statements in this report, RDA claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  RDA assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE READER’S DIGEST ASSOCIATION, INC.

                              By:           /s/ Andrea R. Newborn
                               Andrea R. Newborn
                               Vice President, General Counsel and
                               Secretary

Date: August 7, 2008

EXHIBIT INDEX

Exhibit No.                                           Exhibit Title

99.1                                        Press Release dated August 7, 2008